1WS Credit Income Fund

299 Park Avenue, 25th Floor

New York, NY 10171

January 15, 2021

VIA EDGAR

U.S. Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549-1520

RE:	1WS Credit Income Fund (the “Registrant”)

(File Nos. 333-230679; 811-23368)

Post-Effective Amendment (“PEA”) No. 2

Dear Sir or Madam:

On behalf of the Registrant, pursuant to Rule 486(a) under the Securities Act of 1933, as amended, the Registrant is filing Post-Effective Amendment No. 2 to the Registrant’s registration statement on Form N-2 (the “Amendment”). The enclosed filing is being made under Rule 486(a) to reflect the proposed offering of four new share classes for the Registrant, which only differ from the existing class with respect to fees/load and minimum investment amount. There are no material changes to the Registrant itself. As a result and as discussed, pursuant to Section 461 of the Securities Act of 1933, as amended, we respectfully request accelerated review of such filing so as to assure it may be effective by February 22, 2021 or as soon as possible thereafter. We believe that such acceleration would be consistent with the obligation of the SEC to have due regard for the protection of investors and would not be inconsistent with the purposes and policies of the Investment Company Act of 1940.

Please contact the undersigned at (720) 917-0566 with any questions concerning the Amendment.

Sincerely,

/s/ Vilma DeVooght
Vilma DeVooght, Esq.

Enclosures